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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       February 14, 2001
                                                ------------------------------

                       AMERICA ONLINE LATIN AMERICA, INC.
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             (Exact name of registrant as specified in its charter)

                  DELAWARE              000-31181          65-0963212
     ----------------------------      -----------         -------------
     (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)               File Number)     Identification No.)

                6600 N.ANDREWS AVENUE
                       SUITE 500
              FT. LAUDERDALE, FLORIDA                           33309
      ----------------------------------------               ----------
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code    (954) 689-3100
                                                          --------------------

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                              ITEMS OF INFORMATION

Item 5. Other Events

Attached to this Form 8-K is a press release issued by America Online Latin America, Inc. (the "Company") on February 14, 2001. The press release contains information regarding (i) the Company's financial results for the quarter ended December 31, 2000 and (ii) additional financing to be provided by the Company's principal stockholders, America Online, Inc., the Cisneros Group of Companies and Banco Itau, S.A.

The following exhibit is being filed with this Form 8-K:

99.1     Press release dated February 14, 2001.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersign hereunto duly authorized.

                                     America Online Latin America, Inc.




February 27, 2001                    By /s/ Charles M. Herington
                                        ----------------------------------------
                                           Charles M. Herington
                                           President and Chief Executive Officer




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